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                                                              Exhibit 99.906CERT

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof the JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund (formerly JPMorgan Fleming Emerging Markets Debt Fund), JPMorgan Enhanced Income Fund, JPMorgan Global Strategic Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund (formerly JPMorgan California Tax Free Money Market Fund), JPMorgan New York Municipal Money Market Fund (formerly JPMorgan New York Tax Free Money Market Fund), JPMorgan California Tax Free Bond Fund (formerly JPMorgan California Bond Fund), JPMorgan Intermediate Tax Free Bond Fund (formerly JPMorgan Intermediate Tax Free Income Fund), JPMorgan New Jersey Tax Free Bond Fund (formerly JPMorgan New Jersey Tax Free Income Fund), and JPMorgan New York Tax Free Bond Fund (formerly JPMorgan New York Intermediate Tax Free Income
Fund) (the "Funds"), each a series of JPMorgan Trust I.

I, George C.W. Gatch, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ George C.W. Gatch
------------------------
George C.W. Gatch
President

May 9, 2005
---------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof the JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund (formerly JPMorgan Fleming Emerging Markets Debt Fund), JPMorgan Enhanced Income Fund, JPMorgan Global Strategic Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund (formerly JPMorgan California Tax Free Money Market Fund), JPMorgan New York Municipal Money Market Fund (formerly JPMorgan New York Tax Free Money Market Fund), JPMorgan California Tax Free Bond Fund (formerly JPMorgan California Bond Fund), JPMorgan Intermediate Tax Free Bond Fund (formerly JPMorgan Intermediate Tax Free Income Fund), JPMorgan New Jersey Tax Free Bond Fund (formerly JPMorgan New Jersey Tax Free Income Fund), and JPMorgan New York Tax Free Bond Fund (formerly JPMorgan New York Intermediate Tax Free Income
Fund) (the "Funds"), each a series of JPMorgan Trust I.

I, Stephanie J. Dorsey, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

/s/ Stephanie J. Dorsey
-------------------------
Stephanie J. Dorsey
Treasurer

May 9, 2005
---------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.